Fees Summary	Aug. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,003,772,500
Previously Paid Amount	0
Total Fee Amount	443,356.82
Total Offset Amount	0
Net Fee	$ 443,356.82